UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) APRIL 7, 2003

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488

(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083

(Address of principal executive offices) (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

               99.1 Press Release of Bed Bath & Beyond Inc. dated April 2, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance.

     On April 2, 2003, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal year ended March 1, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: April 7, 2003	By:	/s/ Eugene A. Castagna

Eugene A. Castagna
Vice President – Finance and
Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Bed Bath & Beyond Inc. dated April 2, 2003.